Exhibit 99.1

Rogers Announces Leadership Transition

Colin Gouveia to be Appointed President and CEO; Bruce Hoechner to Retire at Year End

Chandler, Arizona, November 17, 2022: Rogers Corporation (NYSE:ROG) (“Rogers”) today announced that Bruce D. Hoechner, President and Chief Executive Officer, has decided to retire, effective December 31, 2022. The Rogers Board of Directors plans to appoint Colin Gouveia, Senior Vice President and General Manager of Rogers’ Elastomeric Material Solutions (EMS) business unit, to succeed him. To support a smooth transition process, Mr. Hoechner will remain as a member of the Board of Directors and act in an advisory capacity at the Company until March 31, 2023.
Peter C. Wallace, Rogers’ Board Chair, said, “Bruce has been instrumental in establishing Rogers as a global leader in innovative advanced materials-based solutions used in electric vehicles, ADAS and other fast-growing markets. His efforts have positioned Rogers to deliver long-term growth for our shareholders, employees and other stakeholders. We thank Bruce for his many contributions and steadfast leadership over the past 11 years and wish him all the best in his retirement.”
Mr. Wallace continued, “Colin’s appointment represents the culmination of the Board’s long-term CEO succession planning process. We are thankful to have a proven leader and clear choice for our next CEO in Colin, who brings more than 30 years of experience in the specialty chemical and materials manufacturing industries. Since joining Rogers in 2019, he has provided leadership across the organization and transformed EMS to take full advantage of fast-growing markets like electric vehicles. The Board has tremendous confidence in the Company’s future under Colin’s leadership.”
Mr. Hoechner said, “It has been a privilege to lead Rogers, and I am deeply proud of all that the Company and its employees have accomplished during my tenure. Having worked closely with Colin, I have seen first-hand his strategic leadership, in-depth knowledge of our best-in-class solutions and clear understanding of the market opportunities ahead, not only in EMS, but across all of our global operations. The future for Rogers is bright and I look forward to its continued success."
Mr. Gouveia said, “Rogers is an incredibly special organization, and I am honored to be named its next CEO. I look forward to executing on our proven strategy and building on our track record of innovation and leadership in key markets to accelerate revenue growth and generate value for our shareholders and other stakeholders. With our talented employees across the globe, I am extremely confident in our ability to capitalize on dynamic and fast-moving opportunities. I appreciate the Board’s vote of confidence, as well as Bruce’s ongoing support through this transition. Together, we will work to execute flawlessly for our customers and deliver enhanced value for all our stakeholders.”

About Colin Gouveia
Mr. Gouveia has served as Senior Vice President and General Manager of EMS since June 2019. He leads the EMS business unit, with a focus on driving innovation and growth across the business, enabling Rogers to capitalize on the strength in key markets including EV/HEV, mass transit, portable electronics and general industrial. He brings more than three decades of cross-functional experience in the specialty chemical and materials manufacturing industries. Prior to joining Rogers, he served as Vice President and General Manager of Eastman Chemical’s global Chemical Intermediates business unit, where he created the organizational structure, mission, vision and strategy to drive revenue growth and profitability. He has also held global leadership positions with Dow Chemical Company, The Rohm and Haas Company and Imperial Chemical Industries (ICI). Mr. Gouveia received an M.B.A. from Villanova University, a B.S. in Biology from Norwich University and served as an officer in the U.S. Army for five years.

Exhibit 99.1
About Rogers Corporation
Rogers Corporation (NYSE:ROG) is a global leader in engineered materials to power, protect and connect our world. Rogers delivers innovative solutions to help our customers solve their toughest material challenges. Rogers’ advanced electronic and elastomeric materials are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, industrial equipment and more. Headquartered in Chandler, Arizona, Rogers operates manufacturing facilities in the United States, Asia and Europe, with sales offices worldwide.

Safe Harbor Statement
Statements included in this release that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Rogers’ current beliefs and expectations. This release contains forward-looking statements regarding our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Other risks and uncertainties that could cause such results to differ include: the duration and impacts of the novel coronavirus global pandemic and efforts to contain its transmission and distribute vaccines, including the effect of these factors on our business, suppliers, customers, end users and economic conditions generally; continuing disruptions to global supply chains and our ability, or the ability of our suppliers, to obtain necessary product components; failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, including advanced mobility and advanced connectivity, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the United States (U.S.) and abroad, particularly in China, South Korea, Germany, the United Kingdom, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and China reflected in trade agreement negotiations and the imposition of tariffs and other trade restrictions, including trade restrictions on Huawei Technologies Co., Ltd. (Huawei); fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which our products are incorporated into end-user products and systems and the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; intense global competition affecting both our existing products and products currently under development; business interruptions due to catastrophes or other similar events, such as natural disasters, war, including the ongoing conflict between Russia and Ukraine, terrorism or public health crises; the impact of sanctions, export controls and other foreign asset or investment restrictions; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation or risks arising from the terminated DuPont Merger; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.

Exhibit 99.1
Media Contacts:
Amy Kweder
Director, Corporate Communications
Phone: 480.203.0058
Email: amy.kweder@rogerscorporation.com

Jim Barron/Jared Levy/Leah Polito
FGS Global
Phone: 212.687.8080 / 310.201.2040
Email: rogerscorporation@fgsglobal.com

Rogers Investor Contact:
Steve Haymore
Director, Investor Relations
Phone: 480.917.6026
Email: stephen.haymore@rogerscorporation.com
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